UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2022

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2022, as disclosed in Item 5.07 below, the shareholders of RCM Technologies, Inc. (the “Company”) approved amendments to the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (the “Plan”) at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”) held on December 15, 2022.

On October 26, 2022, the Company’s Board of Directors (the “Board”) adopted, subject to stockholder approval at the Annual Meeting, amendments to the Plan to (i) increase by 1,000,000 shares of the common stock of the Company, $0.05 par value (the “Common Stock”) available for grant under the Plan.

The above description of the amendment to the Plan is a summary and is qualified in its entirety by reference to the full text of the amendment, incorporated by reference herein as Exhibit 99.1.

Item 5.07              Submission of Matters to a Vote of Security Holders

Also on December 15, 2022, the Company held the Annual Meeting, at which the Company’s stockholders (i) elected five (5) persons to the Board; (ii) approved amendments to the Plan; (iii) ratified the selection by the Board’s Audit Committee of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and (iv) voted on an advisory basis to approve the compensation of the Company’s named executive officers for 2021.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of five (5) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Bradley S. Vizi...................................	5,795,098	229,040	4,157	2,313,046
Chigozie Amadi..................................	5,650,170	374,167	3,958	2,313,046
Richard A. Genovese.........................	5,975,942	48,194	4,159	2,313,046
Swarna Srinivas Kakodkar...............	5,637,819	386,030	4,447	2,313,045
Jayanth Komarneni............................	5,274,418	673,917	79,961	2,313,045

Proposal 2.  Approval of amendments to the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,817,863	197,408	13,024	2,313,046

Proposal 3.  Ratification of the selection by the Board’s Audit Committee of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,251,406	82,037	7,897	0

Proposal 4.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,668,371	347,077	12,848	2,313,045

Item 9.01.             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
99.1	Amendment 2022-1 to RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 16, 2022